SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 31, 2003

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts            02110

(Address of principal executive offices)                 (Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Item 5.    Other Events.

On January 31, 2003, Registrant completed the initial closing of its acquisition of a substantial part of Deutsche Bank AG’s Global Securities Services businesses pursuant to a Sale and Purchase Agreement dated November 5, 2002 between Deutsche Bank AG and State Street Corporation, as amended by Amendment No. 1 thereto dated as of January 13, 2003, and Amendment No. 2 thereto dated as of January 31, 2003. The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

99.1	Form of press release dated January 31, 2003
99.2	Sale and Purchase Agreement dated November 5, 2002 between Deutsche Bank AG and State Street Corporation, as amended by Amendment No. 1 thereto dated as of January 13, 2003 and Amendment No. 2 thereto dated January 31, 2003 (schedules and exhibits to this agreement are listed and identified in the agreement but are not filed herewith; a copy of omitted schedules and exhibits will be furnished supplementally to the Securities and Exchange Commission upon request)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

/s/ Frederick P. Baughman

Name: Frederick P. Baughman

            Title: Senior Vice President,

            Controller and Chief

            Accounting Officer

Date: February 5, 2003

EXHIBIT INDEX

Exhibit

99.1	Form of press release dated January 31, 2003
99.2	Sale and Purchase Agreement dated November 5, 2002 between Deutsche Bank AG and State Street Corporation, as amended by Amendment No. 1 thereto dated as of January 13, 2003 and Amendment No. 2 thereto dated as of January 31, 2003